UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2006

NANOMETRICS INCORPORATED

(Exact name of registrant as specified in its charter)

California	000- 13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Buckeye Drive

Milpitas, California 95035

(Address of principal executive offices, including zip code)

(408) 435-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Please see Item 2.01 below

Item 2.02.	Completion of Acquisition or Disposition of Assets.

On March 15, 2006, Nanometrics Incorporated, a California corporation (the “Company”), Sequoia Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Soluris Inc., a Massachusetts corporation (“Soluris”), the Stockholders party thereto, solely with respect to certain portions only, Alain Bojarski, and U.S. Bank National Association, as Escrow Agent, entered into an Agreement and Plan of Merger (the “Merger Agreement”), as announced in the attached press release. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub merged with and into Soluris (the “Merger”), and Soluris was the surviving corporation in the Merger as a wholly owned subsidiary of the Company. The Board of Directors of the Company approved the Merger and the Merger Agreement.

Soluris was a privately held corporation focused on overlay and CD measurement technology and headquartered in Concord, Massachusetts. Its flagship product, the IVS 155, is a leading tool for 200mm semiconductor overlay and CD measurement.

Under the terms of the Merger Agreement, the total consideration to purchase all the outstanding stock and to retire all the outstanding debt of Soluris was $7.0 million in an all-cash transaction.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) The financial statements of Soluris required to be filed by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b) The pro forma financial information required to be filed by this Item is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment no later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Soluris Inc., Sequoia Acquisition Corp., Nanometrics Incorporated, the Stockholders party thereto, with respect to certain portions only Alain Bojarski, as Representative of the Security Holders of Soluris Inc. and U.S. Bank National Association, as Escrow Agent, dated as of March 15, 2006.

99.1	Press release issued by Nanometrics Incorporated dated March 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMETRICS INCORPORATED

Date: March 16, 2006	By:	/s/ Douglas J. McCutcheon
Douglas J. McCutcheon
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Soluris Inc., Sequoia Acquisition Corp., Nanometrics Incorporated, the Stockholders party thereto, with respect to certain portions only Alain Bojarski, as Representative of the Security Holders of Soluris Inc. and U.S. Bank National Association, as Escrow Agent, dated as of March 15, 2006.

99.1	Press release issued by Nanometrics Incorporated dated March 15, 2006.

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